Statement of Additional Information Supplement September 21, 2020

For the following funds with statements of additional information dated November 1, 2019 – August 1, 2020 (each as supplemented to date):

American Funds Corporate Bond Fund® (CBF)
American Funds Mortgage Fund® (AFMF)
American Funds Retirement Income Portfolio SeriesSM (AFRIS)

1. Effective September 28, 2020, the first paragraph in the “General information” section of the AFMF and CBF statement of additional information is amended to read as follows:

Custodian of assets — Securities and cash owned by all funds, including proceeds from the sale of shares of the funds and of securities in the funds’ portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, as custodian. If the funds hold securities of issuers outside the U.S., the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

2. Effective September 21, 2020, the first paragraph in the “General information” section of the AFRIS statement of additional information is amended to read as follows:

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, as custodian. If the fund holds securities of issuers outside the U.S., the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Keep this supplement with your statement of additional information.

Lit No. MFGEBS-438-0920O CGD/10149-S81945